EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Kodiak Energy, Inc. on Form 10-Q for the period ended March 31, 2009 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.     the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.     the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  May 11, 2009

 /s/ William S Tighe
Name: William S. Tighe
Title: Chief Executive Officer

Dated:  May 11, 2009

 /s/ William E. Brimacombe
Name: William E. Brimacombe
Title: Chief Financial Officer